QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2001

LAKEHEAD PIPE LINE PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10934 (Commission File No.)	39-1715850 (I.R.S. Employer Identification No.)

Lake Superior Place, 21 West Superior Street, Duluth, MN 55802-2067
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (218) 725-0100

Item 5. Other Events

    Lakehead Pipe Line Company, Inc. announced that it has appointed Dan C. Tutcher President, effective June 5, 2001. Lakehead Pipe Line Company, Inc. is the General Partner of Lakehead Pipe Line Partners, L.P. A copy of the press release announcing the appointment is attached here to as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits

No.	Description
99.1	Press Release of Lakehead Pipe Line Partners, L.P. dated June 8, 2001.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LAKEHEAD PIPE LINE PARTNERS, L.P.
(registrant)
By:	Lakehead Pipe Line Company, Inc. as General Partner
/s/ J.L. BALKO J. L. Balko Chief Accountant (Principal Financial and Accounting Officer)

Date: June 13, 2001

QuickLinks

SIGNATURE